UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    ------------------------------------------------------------------------
                           Amendment Number One to the
                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

             Earliest Event Date requiring this Report: May 31, 2007
                                 (June 16, 2007)

    ------------------------------------------------------------------------

                                CHDT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    ------------------------------------------------------------------------
         FLORIDA                        0-28331                     84-1047159
(State of Incorporation or       (Commission File Number)       (I.R.S. Employer
      organization)                                          Identification No.)

                        CHINA DIRECT TRADING CORPORATION
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                                    REPORT.)


                               350 Jim Moran Blvd.
                                    Suite 120
                         Deerfield Beach, Florida 33442
                    (Address of principal executive offices)

                          (954) 252-3440 (Registrant's
                     telephone number, including area code)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                      (former address of Reporting Company)

Item 5.03         Amendment to Articles of Incorporation; Change in Fiscal Year

         Effective July 16, 2007, NASD Regulation, Inc. approved the change of the Reporting Company's name to "CHDT Corporation" and the issuance of the trading symbol "CHDO.OB" for the Common Stock, $0.0001 par value, quoted on the over the Counter Bulletin Board ("OTC BB system"). July 16, 2007 is the first trading date that the new name and new symbol appeared on the OTC BB system.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(C)     EXHIBITS: NONE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date:  July 17, 2007
                  By: /s/ Stewart Wallach
                        Stewart Wallach Chief Executive Officer &
                        President